UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Mondelēz International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on May 21, 2014.

            MONDELĒZ INTERNATIONAL, INC.

MONDELĒZ INTERNATIONAL, INC.

THREE PARKWAY NORTH

DEERFIELD, IL 60015

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 14, 2014
Date: May 21, 2014 Time: 9:00 a.m. CDT
Location: North Shore Center for the Performing Arts in Skokie
9501 Skokie Boulevard
Skokie, Illinois 60077

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——  Before You Vote  ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2014 to facilitate timely delivery.

——  How To Vote  ——

Please Choose One of the Following Voting Methods

Vote In Person: Many annual shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

Nominees:

	1a.	Stephen F. Bollenbach

	1b.	Lewis W.K. Booth

	1c.	Lois D. Juliber

	1d.	Mark D. Ketchum

	1e.	Jorge S. Mesquita

	1f.	Nelson Peltz

	1g.	Fredric G. Reynolds

	1h.	Irene B. Rosenfeld

	1i.	Patrick T. Siewert

	1j.	Ruth J. Simmons

	1k.	Ratan N. Tata

	1l.	Jean-François M. L. van Boxmeer

2.	Advisory Vote to Approve Executive Compensation

3.	Approve Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan

4.	Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for fiscal year ending December 31, 2014

The Board of Directors recommends you vote AGAINST the following proposal:

5.	Shareholder Proposal: Report on Packaging

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 21, 2014.

            MONDELĒZ INTERNATIONAL, INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 14, 2014
Date: May 21, 2014 Time: 9:00 a.m. CDT
Location: North Shore Center for the Performing Arts in Skokie
9501 Skokie Boulevard
Skokie, Illinois 60077

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——  Before You Vote  ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          Annual Report on FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2014 to facilitate timely delivery.

——  How To Vote  ——

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

Nominees:

	1a.	Stephen F. Bollenbach

	1b.	Lewis W.K. Booth

	1c.	Lois D. Juliber

	1d.	Mark D. Ketchum

	1e.	Jorge S. Mesquita

	1f.	Nelson Peltz

	1g.	Fredric G. Reynolds

	1h.	Irene B. Rosenfeld

	1i.	Patrick T. Siewert

	1j.	Ruth J. Simmons

	1k.	Ratan N. Tata

	1l.	Jean-François M. L. van Boxmeer

2.	Advisory Vote to Approve Executive Compensation

3.	Approve Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan

4.	Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for fiscal year ending December 31, 2014

The Board of Directors recommends you vote AGAINST the following proposal:

5.	Shareholder Proposal: Report on Packaging

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions